Exhibit 10.2

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement (this “Agreement”) dated as of July 13, 2010 is made by and among GROUP 1 REALTY, INC., a Delaware corporation (the “Borrower”), GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the other Guarantors (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Company, the Administrative Agent and the lenders party thereto (the “Lenders”), have entered into that certain Credit Agreement dated as of March 29, 2007, as amended by the Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of April 27, 2007, Amendment No. 2 to Credit Agreement dated as of December 20, 2007, Amendment No. 3 to Credit Agreement dated as of January 16, 2008 and Amendment No. 4 to Credit Agreement dated as of September 10, 2008 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a credit facility; and

WHEREAS, the Company has entered into the Company Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and

WHEREAS, each of the other Guarantors has entered into the Subsidiary Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and

WHEREAS, the Borrower and certain of the Guarantors have entered into, or may in the future enter into, Security Instruments granting Liens on property as security for all or any portion of the Obligations, any other obligation under any Loan Document and any obligation or liability arising under any Related Swap Contract; and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement.

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The following definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order therein:

“Amendment No. 5 Effectiveness Date” means July 13, 2010.

(b) The following sentence is hereby added to Section 2.04 of the Credit Agreement immediately following the first sentence thereof:

In addition, on and after the Amendment No. 5 Effectiveness Date, if the Borrower repays principal on any Loan (other than scheduled principal payments made in accordance with Section 2.05(a)), the Aggregate Commitments shall be automatically and permanently reduced by the amount of such repayment on each date on which such repayment is made.

(c) The following new Section 2.15 is hereby added to the Credit Agreement immediately following Section 2.14:

2.15 Release of Collateral.  If (i) the Borrower (either voluntarily or pursuant to Section 2.14(c)) repays in full the outstanding principal balance of the Loan(s) related to any Financed Property and all accrued and unpaid interest and any fees or expenses of Administrative Agent related to such Loan(s) and (ii) no Default or Event of Default exists at the time of such repayment, then such Financed Property shall be removed from the Property Pool (and the Liens granted to the Administrative Agent on all Collateral related to such Financed Property shall be released).

(d) Section 9.10 of the Credit Agreement is hereby amended to replace “.” at the end of paragraph (c) with “; and” and add the following new paragraph (d) immediately following paragraph (c):

(d) to release any Lien on all Collateral related to any Financed Property granted to or held by the Administrative Agent under any Loan Document if the conditions for such release set forth in Section 2.15 have been satisfied.

2. Effectiveness; Conditions Precedent.  The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received each of the following documents or instruments:

(a) an original counterpart of this Agreement, duly executed by the Borrower, the Company, the Administrative Agent, each other Guarantor and the Required Lenders; and

(b) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request, each of which shall be in form and substance reasonably acceptable to the Administrative Agent.

3. Consent of the Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement or Subsidiary Guaranty Agreement to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Company Guaranty Agreement or Subsidiary Guaranty Agreement against such Guarantor in accordance with its terms.

4. Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.05 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c) The Company and all other Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Company Guaranty Agreement or a Subsidiary Guaranty Agreement as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower, the Company and the other Guarantors party hereto and constitutes a legal, valid and binding obligation

2

of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement.  This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement.  Except as previously or hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

8. Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9. Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

11. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, the Company, the Administrative Agent, each of the other Guarantors and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signatures on following pages.]

3

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

GROUP 1 REALTY, INC.

By:	/s/ John C. Rickel
Name: John C. Rickel

Title:	President

COMPANY:

GROUP 1 AUTOMOTIVE, INC.

By:	/s/ John C. Rickel
Name: John C. Rickel

Title:	Senior Vice President

GUARANTORS:

BARON DEVELOPMENT COMPANY, L.L.C.
IVORY AUTO PROPERTIES OF SOUTH CAROLINA, LLC
TATE CG, LLC
G1R FLORIDA, LLC
G1R2 FLORIDA, LLC
G1R-OC, LLC

By: GROUP 1 REALTY, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

BARON LEASEHOLD, LLC

By: Baron Development, LLC, its Sole Member

By: GROUP 1 REALTY, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	President

BOHN HOLDINGS, LLC

By: BOHN HOLDINGS, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

BOHN-FII, LLC

By:	BOHN HOLDINGS-F, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

DANVERS-SU, LLC

By:	GROUP 1 HOLDINGS-S, LLC, its Sole Member

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Senior Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

GPI KS-SV, LLC

By:	GPI KS-SB, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

GROUP 1 ASSOCIATES HOLDINGS, LLC

By:	GROUP 1 ASSOCIATES, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

HOWARD-DCIII, LLC
GROUP 1 HOLDINGS-DC, L.L.C.
GROUP 1 HOLDINGS-F, L.L.C.
GROUP 1 HOLDINGS-GM, L.L.C.
GROUP 1 HOLDINGS-H, L.L.C.
GROUP 1 HOLDINGS-N, L.L.C.
GROUP 1 HOLDINGS-S, LLC
GROUP 1 HOLDINGS-T, L.L.C.

By:	GROUP 1 AUTOMOTIVE, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Senior Vice President

GPI AL-SB, LLC

By:	GPI AL-N, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

HARVEY GM, LLC
HARVEY OPERATIONS-T, LLC
GPI LA-SH, LLC

By:	BOHN HOLDINGS, LLC, its Sole Member

By:	BOHN HOLDINGS, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

GPI GA LIQUIDATION, LLC

By:	GPI GA-DM, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

IRA AUTOMOTIVE GROUP, LLC

By:	DANVERS-T, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

GPI SC-A, LLC
GPI SC-T, LLC
GPI SC-TII, LLC
GPI SC-TL, LLC

By:	GPI SC HOLDINGS, INC., its Sole Member

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

CHAPERRAL DODGE, INC.
KUTZ-N, INC.
LUBBOCK MOTORS-GM, INC.
LUBBOCK MOTORS-S, INC.
LUBBOCK MOTORS-SH, INC.
LUBBOCK MOTORS-T, INC.
LUBBOCK MOTORS, INC.
MAXWELL-GMII, INC.
MAXWELL-N, INC.
MAXWELL-NII, INC.
MAXWELL CHRYSLER DODGE JEEP, INC.
MCCALL-HA, INC.
MCCALL-T, INC.
MCCALL-TII, INC.
MCCALL-TL, INC.
MCCALL-H, INC.
MCCALL-N, INC.
MCCALL-SB, INC.
MCCALL-SH, INC.
PRESTIGE CHRYSLER NORTHWEST, INC.
WEST CENTRAL MANAGEMENT
COMPANY, INC.

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMARILLO MOTORS-C, LTD.
AMARILLO MOTORS-J, LTD.
GPI, LTD.
PRESTIGE CHRYSLER SOUTH, LTD.
ROCKWALL AUTOMOTIVE-DCD, LTD.

By:	GROUP 1 ASSOCIATES, INC., its General Partner

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

BOB HOWARD AUTOMOTIVE-EAST, INC.
BOB HOWARD CHEVROLET, INC.
BOB HOWARD DODGE, INC.
BOB HOWARD MOTORS, INC.
BOB HOWARD NISSAN, INC.
BOHN HOLDINGS, INC.
BOHN HOLDINGS-F, INC.
CASA CHEVROLET INC.
CASA CHRYSLER PLYMOUTH JEEP INC.
DANVERS-DCII, INC.
DANVERS-N, INC.
DANVERS-NII, INC.
DANVERS-S, INC.
DANVERS-SB, INC.
DANVERS-T, INC.
DANVERS-TII, INC.
DANVERS-TIII, INC.
DANVERS-TL, INC.
FMM, INC.
GPI AL-N, INC.
GPI ATLANTA-T, INC.
GPI CA-NIII, INC.
GPI CA-TII, INC.
GPI GA-DM, INC.
GPI KS-SB, INC.
GPI MD-SB, INC.
GPI MS-H, INC.
GPI MS-N, INC.
GPI MS-SK, INC.
GPI NH-T, INC.
GPI NH-TL, INC.
GPI SAC-T, INC.
GPI SC HOLDINGS, INC.
GPI SC-SB, INC.
GPI SD-DC, INC.
GROUP 1 ASSOCIATES, INC.
GROUP 1 FL HOLDINGS, INC.

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

HOWARD-GM, INC.
HOWARD-GM II, INC.
HOWARD-H, INC.
HOWARD-HA, INC.
HOWARD-SB, INC.
MIKE SMITH AUTOMOTIVE — H, INC.
MIKE SMITH AUTOMOTIVE-N, INC.
MIKE SMITH AUTOPLAZA, INC.
MIKE SMITH AUTOPLEX BUICK, INC.
MIKE SMITH AUTOPLEX DODGE, INC.
MIKE SMITH AUTOPLEX, INC.
MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.
MIKE SMITH GM, INC.
MIKE SMITH IMPORTS, INC.
MIKE SMITH MOTORS, INC.
MILLER-DM, INC.
MILLER AUTOMOTIVE GROUP, INC.
MILLBRO, INC.
MILLER FAMILY COMPANY, INC.
MILLER IMPORTS, INC.
MILLER INFINITI INC.
MILLER NISSAN, INC.
NJ-DM, INC.
NJ-H, INC.
NJ-HA, INC.
NJ-HAII, INC.
NJ-HII, INC.
NJ-SB, INC.
NJ-SV, INC.

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

NY-FV, INC.
NY-FVII, INC.
NY-SB, INC.
NY-SBII, INC.
SUNSHINE BUICK PONTIAC GMC TRUCK, INC.
GROUP 1 FUNDING, INC.
GPI CA-DMII, INC.
NY-DM, INC.
ADVANTAGECARS.COM, INC.

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	Vice President

GROUP 1 LP INTERESTS-DC, INC.
GROUP 1 LP INTERESTS-GM, INC.

By:	/s/ John C. Rickel
Name:     John C. Rickel

Title:	President

GPI SC-SV, LLC

By:	GPI-SC-SB, INC., its Sole Member

By:	/s/ John C. Rickel
Name: John C. Rickel

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Anne M. Zeschke
Name:     Anne M. Zeschke

Title:	Assistant Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ M. Patricia Kay
Name:     M. Patricia Kay

Title:	Senior Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

COMERICA BANK

By:	/s/ Jonathan S. Heine
Name:     Jonathan S. Heine

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A.

By:	/s/ Robert L. Mendoza
Name:     Robert L. Mendoza

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Brian T. McDevitt
Name:     Brian T. McDevitt

Title:	Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION

By:
Name:

Title:

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

WACHOVIA BANK
A Wells Fargo Company

By:	/s/ Manuel H. Comas
Name:     Manuel H. Comas

Title:	Senior Vice President

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

SOVEREIGN BANK

By:
Name:

Title:

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

TOYOTA MOTOR CREDIT CORPORATION

By:	/s/ Mark Doi
Name:     Mark Doi

Title:	National Dealer Credit Manager

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page

BMW FINANCIAL SERVICES NA, LLC

By:	/s/ Scott Bargar
Name:     Scott Bargar

Title:	Commercial Finance, Credit Manager
BMW Group Financial Services

By:	/s/ Deputy for Patrick Sullivan
Name:     Deputy for Patrick Sullivan

Title:	GM, Retailer Finance
BMW Group Financial Services

AMENDMENT NO. 5 TO CREDIT AGREEMENT
Signature Page